September 21, 2005

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re: Form 8-K
    Distribution Financial Services RV Trust 1999-3
    Registration no. 333-56303-03

On behalf of Distribution Financial Services RV Trust 1999-3 ("Registrant"), a trust which was originated by ETCF Asset Funding Corporation, a Nevada Corporation, I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e-mail address:
Marlyn.Abraham@etrade.com at your earliest convenience.

Sincerely,

/s/ Matt Pechulis

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Commission File Number:  333-56303-03

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934.

September 15, 2005
(Date of earliest event reporting)

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
(Exact name of registrant)

State of Organization - New York

I.R.S. Employer Identification Number: 91-1904587

Principal Executive Offices

c/o Wells Fargo Bank, N.A.
Sixth and Marquette - N9311-161MAC
Minneapolis, Minnesota 55479
Telephone Number: 612-316-1816

Item 8.01.   Other Events.

A copy of the Monthly Payment Date Statement to Noteholders, as required by the Transfer and Servicing Agreement, is being filed as Exhibit 1 to this current report on Form 8-K.

Item 9.01.(c). Exhibits.

Exhibit
Number    Document Description
-------   --------------------------------------------------------
EX-1       Distribution Financial Services RV Trust 1999-3
           September 15, 2005 Payment Date Statement to Noteholders
           Per Section 5.08 of the Transfer and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3


By:     Wells Fargo Bank, N.A.
        Not in its individual capacity but solely as Owner Trustee


By:  /s/ Sue Dignan
Title:  Assistant Vice President
Date:   September 21, 2005

EX-1
DISTRIBUTION FINANCIAL SERVICES RV TRUST 1999-3
Accounting Date:            12-Sep-05
Determination Date:         14-Sep-05
Monthly Payment Date:       15-Sep-05
Collection Period Ending:   31-Aug-05

I.  COLLECTION ACCOUNT SUMMARY
    Total Available Funds
    ----------------------
    Principal and Interest Payments Received (including Prepayments)                                                  1,978,769.63
    Net Liquidation Proceeds (including Rebates/Insurance Amounts)                                                       78,849.33
    Current Advance/Advance Recovery	                                                                              -20,259.10
    Recoup of Collection Expenses                                                                                        -5,173.48
    Amount of Withdrawal, if any, from Reserve Account                                                                  312,195.87
    Purchase Amounts for Repurchased Receivables                                                                              0.00

    TOTAL AVAILABLE FUNDS                                                                                             2,344,382.25

II. SIMPLE INTEREST EXCESS OR SHORTFALLS
    Amount of Interest Payments Due During the Collection Period for Receivables                                        422,151.30
    Amount of Interest Payments Received During the Collection Period for Receivables                                   442,410.40
    Amount of Current Month Simple Interest Excess/Shortfall                                                            -20,259.10

III.CALCULATION OF RESERVE ACCOUNT DEPOSIT/WITHDRAWALS
    Specified Reserve Account Balance (2% of the preceding Collection Period Pool Balance, not less than .75%
       of the Initial Pool Balance and not more than the outstanding principal balance of the Notes)                  2,808,982.68
    Beginning Reserve Account Balance                                                                                 2,759,541.66
    Deposits to Reserve Account (only if Reserve Account is less than the Specified Reserve Account Balance)                  0.00
    Withdrawals from Reserve Account (to the extent that there are shortfalls on payments of Interest or Principal)    -312,195.87
    Reserve Account Investment Earnings                                                                                   7,560.37
    Withdrawals from Reserve Account due to Servicer (to the extent that the Specified Reserve Account Balance
       and over-collateralization amounts have been met)                                                                      0.00
    Amount in Reserve Account as of Determination Date (excluding amount to be paid on next Payment Date)             2,759,541.66
    Total Ending Reserve Balance                                                                                      2,454,906.16

IV. COLLECTIONS ON RECEIVABLES
a)	Interest and Principal Payments Received
------------------------------------------
    Interest Payments Received                                                                                          442,410.40
    Scheduled Principal Payments Received                                                                               566,976.85
    Principal Prepayments Received                                                                                      969,382.38
    Total Interest and Principal Payments Received                                                                    1,978,769.63

b)	Liquidation Proceeds
--------------------
    Gross Recovery Proceeds of Liquidated Receivables (including Rebates/Insurance)                                      83,278.76
       minus Reasonable Expenses                                                                                          4,429.43
    Net Liquidation Proceeds                                                                                             78,849.33
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                        78,849.33

c)	Purchase Amount - Loans Repurchased from Trust
----------------------------------------------
    Amount Allocable to Interest                                                                                              0.00
    Amount Allocable to Principal                                                                                             0.00

    TOTAL COLLECTED FUNDS                                                                                             2,057,618.96

V.   CALCULATION OF SERVICING AND TRUSTEE FEES
     Pool Balance of Receivables as of the First Day of Collection Period                                            59,593,359.93
     multiplied by Servicer Fee Rate                                                                                         0.50%
     divided by Months per Year                                                                                                 12
     SERVICING FEE AMOUNT                                                                                                24,830.57

     TRUSTEE FEE AMOUNT (CONSTANT MONTHLY FIGURE)                                                                           708.33

VI.  POOL BALANCE AND PORTFOLIO PERFORMANCE
a)	  Pool Balance
  -------------
     Initial Pool Balance                                                                                           374,531,023.45
     Pool Balance as of Preceding Accounting Date                                                                    59,593,359.93
     Pool Balance as of the Current Accounting Date                                                                  57,575,809.01
     Age of Pool in Months                                                                                                      74

a.2) Aggregate Note Balance
     -----------------------
     Aggregate Note Balance as of Preceding Accounting Date                                                          58,997,426.33
     Aggregate Note Balance as of Current Accounting Date                                                            57,000,050.92

b)   Default and Delinquency Performance (including Repossessions and Bankruptcies)
     ------------------------------------------------------------------------------
            Current Month               Number of Loans             Principal Balance            Percentage
            -------------               ---------------             -----------------            ----------
         30-59 Days Delinquent                 20                        598,608.11                 1.040%
         60-89 Days Delinquent                 11                        241,162.87                 0.419%
         90-119 Days Delinquent                 5                        584,806.36                 1.016%
         120+ Days Delinquent                   0                              0.00                 0.000%
         Defaults for Current Period           16                        481,191.69                 0.836%
         Cumulative Defaults                  535                     18,767,062.80                 5.011%
         Cumulative Recoveries                                         8,509,329.14                 2.272%

     Current Period Realized Losses
     -------------------------------
     Current Month Realized Losses                                                                                      481,191.69
     Current Month Realized Losses as Percentage of Initial Pool Balance                                                    0.128%
     Preceding Realized Losses                                                                                           83,748.23
     Preceding Month Realized Losses as Percentage of Initial Pool Balance                                                  0.022%
     Second Preceding Realized Losses                                                                                   275,184.42
     Second Preceding Month Realized Losses as Percentage of Initial Pool Balance                                           0.073%
     Cumulative Realized Losses                                                                                      10,257,733.66
     Cumulative Realized Losses as Percentage of Initial Pool Balance                                                       2.739%

VII.   DISTRIBUTIONS OF THE TOTAL DISTRIBUTABLE AMOUNT
       Total Pool Factor                                                                                                0.15372774
       Note Pool Factor                                                                                                 0.15219047

a)     Monthly Servicing Fee and any unpaid servicing fee from prior Monthly Payment Dates                                    0.00
       Servicer Reimbursements for Mistaken Deposits or Posting of Checks Returned for Insufficient Funds (not
         Otherwise Reimbursed to Servicer)                                                                                    0.00

b)	   Noteholders' Monthly Interest Distributable Amount
   ---------------------------------------------------
               Class A-1                                                                                                      0.00
               Class A-2                                                                                                      0.00
               Class A-3                                                                                                      0.00
               Class A-4                                                                                                      0.00
               Class A-5                                                                                                      0.00
               Class A-6                                                                                                241,622.31
               Class B                                                                                                   55,943.93
               Class C                                                                                                   49,440.60

      Noteholders' Monthly Principal Distributable Amount
      ---------------------------------------------------
                                                                                            Noteholders' Monthly
                                                                       Beginning          Principal Distributable         Ending
                                                                        Balance                   Amount                 Balance
                                                                      -----------         -----------------------       ---------
               Class A-1                                                     0.00                        0.00                 0.00
               Class A-2                                                     0.00                        0.00                 0.00
               Class A-3                                                     0.00                        0.00                 0.00
               Class A-4                                                     0.00                        0.00                 0.00
               Class A-5                                                     0.00                        0.00                 0.00
               Class A-6                                            42,143,426.33                1,997,375.41        40,146,050.92
               Class B                                               9,363,000.00                        0.00         9,363,000.00
               Class C                                               7,491,000.00                        0.00         7,491,000.00

c) Recaptured Principal from Overcollateralization                                                                       20,175.51
   Excess Spread Received                                                                                              -332,371.38

VIII. POOL STATISTICS
      Weighted Average Coupon (WAC)                                                                                          8.91%
      Weighted Average Remaining Maturity (WAM)                                                                             110.00


TOTAL DISTRIBUTION AMOUNT (Serv Fee+Note Int+Note Prin+Reserve Deposit)                                               2,344,382.25
Plus:     Trustee Fee                                                                                                       708.33
Less:     Reserve Overfunded Withdrawal	                                                                             -312,195.87
TOTAL WIRE TO CHASE                                                                                                   2,032,894.71

Amount Due To Servicer (Excess Spread+Recoup of O/C-Reserve Deposit+Reserve Overfunded Withdrawal)                            0.00